EXHIBIT 99.3



                                FIRST AMENDMENT
                         TO THIRD AMENDED AND RESTATED
                        RECEIVABLES PURCHASE AGREEMENT

                           dated as of June 7, 2002

                                     among

                                MILACRON INC.,

                          MILACRON COMMERCIAL CORP.,
                                  as Seller,

                                D-M-E COMPANY,
                              as DME Subservicer,

                             UNILOY MILACRON INC.,
                                as Subservicer,

                            TALBOT HOLDINGS, LTD.,
                                as Subservicer,

                          MILACRON MARKETING COMPANY,
                             as initial Servicer,

                      MARKET STREET FUNDING CORPORATION,
                                 as Purchaser,

                                      and

                        PNC BANK, NATIONAL ASSOCIATION,
                               as Administrator.

          This FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of June 7, 2002, is made among MILACRON INC. ("Parent"), MILACRON COMMERCIAL CORP., as Seller, UNILOY MILACRON INC., as Subservicer, TALBOT HOLDINGS, LTD., as Subservicer, D-M-E COMPANY, as DME Subservicer, MILACRON MARKETING COMPANY, as initial Servicer (Parent, Seller, Subservicers and DME Subservicer each a "Seller Party" and collectively the "Seller Parties"), MARKET STREET FUNDING CORPORATION, as Purchaser, and PNC BANK, NATIONAL ASSOCIATION, as Administrator.

                                  BACKGROUND

          A. The parties hereto have entered into the Third Amended and Restated Receivables Purchase Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Market Street Purchase Agreement") dated as of November 15, 2001 pursuant to which, among other things, the Seller agreed to sell, and the Purchaser agreed to purchase, the Pool Receivables and Related Assets;

          B. Valenite has ceased to be an originator and subservicer of accounts receivable under the Purchase Agreement, and the Seller Parties have requested for good and valid business reasons that the Market Street Purchase Agreement be amended to remove Valenite as a party thereto;

          C. In furtherance thereof, the parties hereto wish to amend the Market Street Purchase Agreement as set forth below;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as to the following:

          SECTION 1. Definitions. Except as otherwise defined herein, capitalized terms have the meanings set forth in the Market Street Purchase Agreement.

         SECTION 2.  Amendments.


          (a) Section 1.01 is amended by deleting the reference to "$75,000,000" therein and substituting "$50,000,000 therefor.

          (b) Section 6.01(a) is amended by deleting the reference to "Valenite," contained therein.

          (c) Clause (ii) of Section 8.01(c) is amended in its entirety to read as follows: "(ii) [RESERVED]."

          (d) Clause (ii) of Section 10.01(m) is amended in its entirety to read as follows: "(ii) [RESERVED] or".

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          (e)  The definitions of "Originator" and "Subservicer" contained in
Appendix A to the Market Street Purchase Agreement shall be deemed not to include Valenite Inc.

          (f) The definition of "Valenite Pool Receivables" contained in Appendix A to the Market Street Purchase Agreement is deleted in its entirety.

          (g) Schedule 6.1(n), Schedule 6.1(o) and Appendix B are amended in their entirety to read as set forth as Schedule 6.1(n), Schedule 6.1(o) and Appendix B hereto, respectively.

          SECTION 3. Representations and Warranties. The Seller Parties jointly and severally represent and warrant as follows:

               (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Market Street Purchase Agreement, as so amended, and each of the other Transaction Documents to which any Seller Party is a party constitutes such Seller Party's legal, valid and binding obligation enforceable against it in accordance with the terms hereof or thereof; and

               (b) after giving effect to this Amendment, no Liquidation Event (nor Unmatured Liquidation Event) shall exist as of the Amendment Effective Date.

          SECTION 4. Closing Conditions. This Amendment shall become effective on the first date (the "Amendment Effective Date") on which the Administrator shall have received (a) this Amendment duly executed by the parties hereto,
(b) evidence that the sale by Parent of all of the issued and outstanding shares of common stock of Valenite has been consummated and (c) such other agreements, instruments, certificates, opinions and other documents as the Administrator may reasonably request.

          SECTION 5. Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES.

          (b) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

          (c) Any reference to the Market Street Purchase Agreement contained in any notice, request, certificate or other document executed concurrently herewith or after the date hereof shall be deemed to be a reference to the Market Street Purchase Agreement as amended hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by the parties hereto, and remain in full force and effect.

          (d) The parties hereto acknowledge and agree that as of the Amendment Effective Date, Valenite shall have no further rights, obligations or liabilities under the Market Street Purchase Agreement or any other Transaction Document. Each of the parties hereto further

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agrees that, with respect to any obligations or liabilities of Valenite under the Market Street Purchase Agreement or any other Transaction Document which by their terms expressly would continue in the absence of the previous sentence with respect to Valenite, Parent hereby assumes, and agrees to indemnify and hold harmless Purchaser and Administrator from and against, any such obligations and liabilities.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                                    MILACRON INC.


                                    By:  /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Vice President - Finance and Chief
                                           Financial Officer


                                    MILACRON COMMERCIAL CORP., as Seller


                                    By:  /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer and Assistant Secretary


                                    D-M-E COMPANY, as DME Subservicer


                                    By:  /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer


                                    UNILOY MILACRON INC., as Subservicer


                                    By:  /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer


                                    TALBOT HOLDINGS, LTD., as Subservicer


                                    By:  /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer and Assistant Secretary


                                    MILACRON MARKETING COMPANY, as the initial
                                    Servicer


                                    By:  /s/ Robert P. Lienesch
                                       ----------------------------------------
                                    Title: Treasurer

                                    MARKET STREET FUNDING CORPORATION, as
                                    Purchaser


                                    By:  /s/ Douglas K. Johnson
                                       ----------------------------------------
                                    Title: President


                                    PNC BANK, NATIONAL ASSOCIATION, as
                                    Administrator


                                    By:  /s/ John Smathers
                                       ----------------------------------------
                                    Title: Vice President



ACKNOWLEDGED AND AGREED:

VALENITE INC.


By:   /s/ Robert P. Lienesch
     ------------------------------
Title: Treasurer and Assistant Secretary